SAVINGS PLANS	12 Months Ended
Jun. 25, 2014
Compensation and Retirement Disclosure [Abstract]
SAVINGS PLANS
SAVINGS PLAN
We sponsor a qualified defined contribution retirement plan covering all employees who have attained the age of twenty-one and have completed one year and 1,000 hours of service. Eligible employees are allowed to contribute, subject to IRS limitations on total annual contributions, up to 50% of their base compensation and 100% of their eligible bonuses, as defined in the plan, to various investment funds. We match in cash at a rate of 100% of the first 3% an employee contributes and 50% of the next 2% the employee contributes with immediate vesting. In fiscal 2014, 2013, and 2012, we contributed approximately $7.4 million, $7.2 million, and $6.7 million, respectively.